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                                 AMENDMENT NO. 1

                  CONFIDENTIAL SEPARATION AND RELEASE AGREEMENT

         This AMENDMENT NO. 1 to the CONFIDENTIAL SEPARATION AND RELEASE AGREEMENT ("AMENDMENT NO. 1") is made and entered into by and between KEY ENERGY SERVICES, INC., a Maryland corporation ("COMPANY"), and STEPHEN E. MCGREGOR ("Executive") as of this 24th day of November, 1999 (the "AGREEMENT"). Unless the context otherwise requires defined terms used herein shall have the same meaning ascribed to them as set forth in the Agreement.

         WHEREAS, the Executive and the Company entered into that certain Confidential Separation And Release Agreement dated as of July1, 1999;

         WHEREAS, the third sentence of section 3(a) of that Agreement incorrectly stated that the amount of the advance payment which the Executive received under the Agreement was $275,000.00; however, the correct amount of the advance payment made to the Executive pursuant to the Agreement was $425,000.00.

         WHEREAS, the parties to the Agreement each desire to correct the aforementioned error to the Agreement.

         NOW, THEREFORE, for and in consideration of the premises and the consideration more fully set forth hereinafter and in the Agreement, and intending to be legally bound hereby, the Company and Executive mutually agree as follows:

         1.       Amendment to Section 3(a) of the Agreement.

         The third sentence of Section 3(a) of the Agreement is hereby amended to read as follows:

                                 *      *      *

         "Executive also acknowledges that, with respect to the Company's obligation to make the aforementioned payment of $725,000.00 to him, he has already received an advance payment thereon in the amount of $425,000.000."

                                 *      *      *

         2. Except as otherwise modified or amended by the provisions of the Amendment No. 1 as set forth above, the terms and provisions of the Agreement shall remain in full force and effect.

                            [Signature page follows]


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                             KEY ENERGY SERVICES, INC.

                                              /s/ Francis D. John
                                             ---------------------------------
                                             Francis D. John
                                             Chairman of the Board, President
                                             and Chief Executive Officer

                                             EXECUTIVE:

                                              /s/ Stephen E. McGregor
                                             ---------------------------------
                                             Stephen E. McGregor
                                             2329 California Street
                                             Washington, D.C.  20008